Exhibit 32.2
CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER PURSUANT TO18 UNITED STATES C. §1350,
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
     In connection with the Annual Report of Novavax, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Evdoxia E. Kopsidas, Director of Finance and Interim Principal Accounting Officer, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:
     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the dates and periods covered by this Report.

By: /s/ Evdoxia E. Kopsidas
Director of Finance Interim Principal
Accounting Officer (performing functions
similar to a principal financial officer)
Date: March 31, 2009